DELMARVA CAPITAL INVESTMENTS CONSOLIDATING INCOME STATEMENT                                                            EXHIBIT D-4
FOR THE THREE MONTHS ENDED MARCH 31, 1998
(Dollars in Thousands)

                                                   Total           Consolidating       DCI             DCI              DCI
                                                  onsolidated        Entries          Parent            I                II
                                                  ------------   ----------------  -------------  ---------------  ---------------
OPERATING REVENUES
    Electric                                        $  -               $ -              $ -             $  -             $  -
    Gas                                                -                 -                -                -                -
    Other services                                   *                  *                *               *                *
                                                  ------------   ----------------  -------------  ---------------  ---------------
                                                     *                  *                *               *                *
                                                  ------------   ----------------  -------------  ---------------  ---------------

OPERATING EXPENSES
    Electric fuel and purchased power                  -                   -              -                -                -
    Gas purchased                                      -                   -              -                -                -
    Purchased electric capacity                        -                   -              -                -                -
    Other services' cost of sales                    *                  *                *               *                *
    Employee separation and other
        merger-related costs                           -                   -              -                -                -
    Operation and maintenance                        *                     -             *                 -                -
    Depreciation                                     *                     -              -                -                -
    Taxes other than income taxes                    *                     -              -                -                -
                                                  ------------   ----------------  -------------  ---------------  ---------------
                                                     *                  *                *               *                *
                                                  ------------   ----------------  -------------  ---------------  ---------------

OPERATING INCOME                                     *                     -             *               *                *
                                                  ------------   ----------------  -------------  ---------------  ---------------

OTHER INCOME
    Allowance for equity funds used
        during construction                            -                   -              -                -                -
    Other income                                     *                  *                *               *                  -
                                                  ------------   ----------------  -------------  ---------------  ---------------
                                                     *                  *                *               *                  -
                                                  ------------   ----------------  -------------  ---------------  ---------------

INTEREST EXPENSE
    Interest charges                                 *                     -             *               *                  -
    Allowance for borrowed funds used during
        construction and capitalized interest          -                   -              -                -                -
                                                  ------------   ----------------  -------------  ---------------  ---------------
                                                     *                     -             *               *                  -
                                                  ------------   ----------------  -------------  ---------------  ---------------
PREFERRED STOCK DIVIDEND REQUIREMENTS
    OF SUBSIDIARIES                                    -                   -              -                -                -
                                                  ------------   ----------------  -------------  ---------------  ---------------

INCOME/(LOSS) BEFORE INCOME TAXES                    *                  *                *               *                *
                                                  ------------   ----------------  -------------  ---------------  ---------------

INCOME TAXES                                         *                     -             *               *                *
                                                  ------------   ----------------  -------------  ---------------  ---------------

NET INCOME/(LOSS)                                    *                  *                *               *                *
                                                  ============   ================  =============  ===============  ===============


EARNINGS/(LOSS) APPLICABLE TO:
    Common stock                                     *                  *               *               *                *
    Class A common stock                               -                   -              -                -                -
                                                  ------------   ----------------  -------------  ---------------  ---------------
                                                     *                  *                *               *                *
                                                  ============   ================  =============  ===============  ===============


*  Confidential treatment requested.

DELMARVA CAPITAL INVESTMENTS CONSOLIDATING INCOME STATEMENT                                                           EXHIBIT D-4
FOR THE THREE MONTHS ENDED MARCH 31, 1998
(Dollars in Thousands)


                                                                              CCM                 DOSC               DCTC
                                                                        -----------------   -----------------  ------------------
OPERATING REVENUES
    Electric                                                                   $  -                 $ -                $  -
    Gas                                                                           -                   -                   -
    Other services                                                              *                   *                     -
                                                                        -----------------   -----------------  ------------------
                                                                                *                   *                     -
                                                                        -----------------   -----------------  ------------------

OPERATING EXPENSES
    Electric fuel and purchased power                                             -                   -                   -
    Gas purchased                                                                 -                   -                   -
    Purchased electric capacity                                                   -                   -                   -
    Other services' cost of sales                                               *                   *                  *
    Employee separation and other
        merger-related costs                                                      -                   -                   -
    Operation and maintenance                                                     -                 *                     -
    Depreciation                                                                *                   *                     -
    Taxes other than income taxes                                                 -                 *                     -
                                                                        -----------------   -----------------  ------------------
                                                                                *                   *                  *
                                                                        -----------------   -----------------  ------------------

OPERATING INCOME                                                                *                   *                  *
                                                                        -----------------   -----------------  ------------------

OTHER INCOME
    Allowance for equity funds used
        during construction                                                       -                   -                   -
    Other income                                                                  -                 *                  *
                                                                        -----------------   -----------------  ------------------
                                                                                  -                 *                  *
                                                                        -----------------   -----------------  ------------------

INTEREST EXPENSE
    Interest charges                                                            *                   *                  *
    Allowance for borrowed funds used during
        construction and capitalized interest                                     -                   -                   -
                                                                        -----------------   -----------------  ------------------
                                                                                *                   *                  *
                                                                        -----------------   -----------------  ------------------
PREFERRED STOCK DIVIDEND REQUIREMENTS
    OF SUBSIDIARIES                                                               -                   -                   -
                                                                        -----------------   -----------------  ------------------

INCOME/(LOSS) BEFORE INCOME TAXES                                               *                   *                  *
                                                                        -----------------   -----------------  ------------------

INCOME TAXES                                                                    *                   *                  *
                                                                        -----------------   -----------------  ------------------

NET INCOME/(LOSS)                                                               *                   *                  *
                                                                        =================   =================  ==================


EARNINGS/(LOSS) APPLICABLE TO:
    Common stock                                                               *                   *                   *
    Class A common stock                                                          -                   -                   -
                                                                        -----------------   -----------------  ------------------
                                                                                *                   *                  *
                                                                        =================   =================  ==================


*   Confidential treatment requested.

DELMARVA CAPITAL INVESTMENTS CONSOLIDATING BALANCE SHEET                                                                 EXHIBIT D-4
AS OF MARCH 31, 1998
(Dollars in Thousands)

                                                Total          Consolidating           DCI                DCI             DCI
                                             Consolidated         Entries             Parent               I              II
                                             -------------    -----------------    --------------    -------------  ----------------
                     ASSETS

CURRENT ASSETS
    Cash and cash equivalents                    *                   $ -                 *                  *              *
    Accounts receivable                          *                      -                *                  *              *
    Inventories, at average cost
        Fuel (coal, oil and gas)                   -                    -                  -                 -               -
        Materials and supplies                     -                    -                  -                 -               -
    Prepayments                                  *                      -                  -                *                -
    Deferred energy costs                          -                    -                  -                 -               -
    Deferred income taxes, net                     -                    -                  -                 -               -
                                             -------------    -----------------    --------------    -------------  ----------------
                                                 *                      -                *                  *              *
                                             -------------    -----------------    --------------    -------------  ----------------

INVESTMENTS
    Investment in leveraged leases               *                      -                  -                *                -
    Funds held by trustee                          -                    -                  -                 -               -
    Other investments                            *                    *                  *                   -               -
                                             -------------    -----------------    --------------    -------------  ----------------
                                                 *                    *                  *                  *                -
                                             -------------    -----------------    --------------    -------------  ----------------

PROPERTY, PLANT AND EQUIPMENT
    Electric utility plant                         -                    -                  -                 -               -
    Gas utility plant                              -                    -                  -                 -               -
    Common utility plant                           -                    -                  -                 -               -
                                             -------------    -----------------    --------------    -------------  ----------------
                                                   -                    -                  -                 -               -
    Less: Accumulated depreciation                 -                    -                  -                 -               -
                                             -------------    -----------------    --------------    -------------  ----------------
    Net utility plant in service                   -                    -                  -                 -               -
    Construction work-in-progress                  -                    -                  -                 -               -
    Leased nuclear fuel, at amortized cost         -                    -                  -                 -               -
    Nonutility property, net                     *                      -                *                   -               -
    Goodwill, net                                  -                    -                  -                 -               -
                                             -------------    -----------------    --------------    -------------  ----------------
                                                 *                      -                *                   -               -
                                             -------------    -----------------    --------------    -------------  ----------------

DEFERRED CHARGES AND OTHER ASSETS
    Unrecovered purchased power costs              -                    -                  -                 -               -
    Deferred recoverable income taxes              -                    -                  -                 -               -
    Unrecovered New Jersey state excise tax        -                    -                  -                 -               -
    Deferred debt refinancing costs                -                    -                  -                 -               -
    Deferred other postretirement benefit
     costs                                         -                    -                  -                 -               -
    Prepaid employee benefit costs                 -                    -                  -                 -               -
    Unamortized debt expense                     *                      -                  -                 -               -
    Other                                        *                      -                *                   -               -
                                             -------------    -----------------    --------------    -------------  ----------------
                                                 *                      -                *                   -               -
                                             -------------    -----------------    --------------    -------------  ----------------

TOTAL ASSETS                                     *                    *                  *                  *              *
                                             =============    =================    ==============    =============  ================



*    Confidential treatment requested.

TDELMARVA CAPITAL INVESTMENTS CONSOLIDATING BALANCE SHEET                                                           EXHIBIT D-4
AS OF MARCH 31, 1998
(Dollars in Thousands)


                                                                              CCM              DOSC               DCTC
                                                                         --------------    --------------    ----------------
                     ASSETS

CURRENT ASSETS
    Cash and cash equivalents                                                  *                 *                  *
    Accounts receivable                                                          -               *                  *
    Inventories, at average cost
        Fuel (coal, oil and gas)                                                 -                 -                  -
        Materials and supplies                                                   -                 -                  -
    Prepayments                                                                *                   -                  -
    Deferred energy costs                                                        -                 -                  -
    Deferred income taxes, net                                                   -                 -                  -
                                                                         --------------    --------------    ----------------
                                                                               *                 *                  *
                                                                         --------------    --------------    ----------------

INVESTMENTS
    Investment in leveraged leases                                               -                 -                  -
    Funds held by trustee                                                        -                 -                  -
    Other investments                                                            -                 -                  -
                                                                         --------------    --------------    ----------------
                                                                                 -                 -                  -
                                                                         --------------    --------------    ----------------

PROPERTY, PLANT AND EQUIPMENT
    Electric utility plant                                                       -                 -                  -
    Gas utility plant                                                            -                 -                  -
    Common utility plant                                                         -                 -                  -
                                                                         --------------    --------------    ----------------
                                                                                 -                 -                  -
    Less: Accumulated depreciation                                               -                 -                  -
                                                                         --------------    --------------    ----------------
    Net utility plant in service                                                 -                 -                  -
    Construction work-in-progress                                                -                 -                  -
    Leased nuclear fuel, at amortized cost                                       -                 -                  -
    Nonutility property, net                                                   *                 *                    -
    Goodwill, net                                                                -                 -                  -
                                                                         --------------    --------------    ----------------
                                                                               *                 *                    -
                                                                         --------------    --------------    ----------------

DEFERRED CHARGES AND OTHER ASSETS
    Unrecovered purchased power costs                                            -                 -                  -
    Deferred recoverable income taxes                                            -                 -                  -
    Unrecovered New Jersey state excise tax                                      -                 -                  -
    Deferred debt refinancing costs                                              -                 -                  -
    Deferred other postretirement benefit costs                                  -                 -                  -
    Prepaid employee benefit costs                                               -                 -                  -
    Unamortized debt expense                                                   *                   -                  -
    Other                                                                        -               *                    -
                                                                         --------------    --------------    ----------------
                                                                               *                 *                    -
                                                                         --------------    --------------    ----------------

TOTAL ASSETS                                                                   *                 *                  *
                                                                         ==============    ==============    ================


*   Confidential treatment requested.

DELMARVA CAPITAL INVESTMENTS CONSOLIDATING BALANCE SHEET                                                                 EXHIBIT D-4
AS OF MARCH 31, 1998
(Dollars in Thousands)

                                                       Total             Consolidating         DCI            DCI           DCI
                                                    Consolidated           Entries            Parent           I             II
                                                  -----------------    -----------------   ------------   -----------   ------------

                 LIABILITIES

CURRENT LIABILITIES
    Short-term debt                                      $  -                  $ -                $ -           $ -            $ -
    Long-term debt and preferred stock
     due within one year                                  *                      -                 -              -              -
    Variable rate demand bonds                              -                    -                 -              -              -
    Accounts payable                                      *                      -                 -              -              -
    Taxes accrued                                         *                      -                *             *                -
    Interest accrued                                      *                      -                 -              -              -
    Dividends payable                                       -                    -                 -              -              -
    Current capital lease obligation                        -                    -                 -              -              -
    Accrued employee separation and
        other merger-related costs                          -                    -                 -              -              -
    Other                                                 *                      -                *             *                -
                                                  -----------------    -----------------   ------------   -----------   ------------
                                                          *                      -                *             *                -
                                                  -----------------    -----------------   ------------   -----------   ------------

DEFERRED CREDITS AND OTHER LIABILITIES
    Other postretirement benefits obligation                -                    -                 -              -              -
    Deferred income taxes, net                            *                      -                *             *                -
    Deferred investment tax credits                         -                    -                 -              -              -
    Long-term capital lease obligation                      -                    -                 -              -              -
    Other                                                   -                    -                 -              -              -
                                                  -----------------    -----------------   ------------   -----------   ------------
                                                          *                      -                *             *                -
                                                  -----------------    -----------------   ------------   -----------   ------------

CAPITALIZATION
    Common stock                                          *                    *                  *             *              *
    Class A common stock                                    -                    -                 -              -              -
    Additional paid-in capital--common stock              *                    *                  *             *              *
    Additional paid-in capital--Class A common
     stock                                                  -                    -                 -              -              -
    Retained earnings                                     *                    *                  *             *              *
                                                  -----------------    -----------------   ------------   -----------   ------------
                                                          *                    *                  *             *              *
    Treasury shares, at cost                                -                    -                 -              -              -
    Unearned compensation                                   -                    -                 -              -              -
                                                  -----------------    -----------------   ------------   -----------   ------------
        Total common stockholders' equity                 *                    *                  *             *              *
    Preferred stock of subsidiaries:
        Not subject to mandatory redemption                 -                    -                 -              -              -
        Subject to mandatory redemption                     -                    -                 -              -              -
    Long-term debt                                        *                      -                 -              -              -
                                                  -----------------    -----------------   ------------   -----------   ------------
                                                          *                    *                  *             *              *
                                                  -----------------    -----------------   ------------   -----------   ------------

TOTAL CAPITALIZATION AND LIABILITIES                      *                    *                  *             *              *
                                                  =================    =================   ============   ===========   ============

*  Confidential treatment requested.

DELMARVA CAPITAL INVESTMENTS CONSOLIDATING BALANCE SHEET
AS OF MARCH 31, 1998                                                                                           EXHIBIT D-4
(Dollars in Thousands)


                                                                           CCM               DOSC              DCTC
                                                                      ---------------   ---------------   ----------------

                 LIABILITIES

CURRENT LIABILITIES
    Short-term debt                                                         $  -               $ -               $ -
    Long-term debt and preferred stock due within one year                   *                  -                  -
    Variable rate demand bonds                                                -                 -                  -
    Accounts payable                                                         *                  -                  -
    Taxes accrued                                                            *                 *                 *
    Interest accrued                                                         *                  -                  -
    Dividends payable                                                         -                 -                  -
    Current capital lease obligation                                          -                 -                  -
    Accrued employee separation and
        other merger-related costs                                            -                 -                  -
    Other                                                                    *                 *                 *
                                                                      ---------------   ---------------   ----------------
                                                                             *                 *                 *
                                                                      ---------------   ---------------   ----------------

DEFERRED CREDITS AND OTHER LIABILITIES
    Other postretirement benefits obligation                                  -                 -                  -
    Deferred income taxes, net                                               *                 *                 *
    Deferred investment tax credits                                           -                 -                  -
    Long-term capital lease obligation                                        -                 -                  -
    Other                                                                     -                 -                  -
                                                                      ---------------   ---------------   ----------------
                                                                             *                 *                 *
                                                                      ---------------   ---------------   ----------------

CAPITALIZATION
    Common stock                                                             *                 *                 *
    Class A common stock                                                      -                 -                  -
    Additional paid-in capital--common stock                                 *                 *                 *
    Additional paid-in capital--Class A common stock                          -                 -                  -
    Retained earnings                                                        *                 *                 *
                                                                      ---------------   ---------------   ----------------
                                                                             *                 *                 *
    Treasury shares, at cost                                                  -                 -                  -
    Unearned compensation                                                     -                 -                  -
                                                                      ---------------   ---------------   ----------------
        Total common stockholders' equity                                    *                 *                 *
    Preferred stock of subsidiaries:
        Not subject to mandatory redemption                                   -                 -                  -
        Subject to mandatory redemption                                       -                 -                  -
    Long-term debt                                                           *                  -                  -
                                                                      ---------------   ---------------   ----------------
                                                                             *                 *                 *
                                                                      ---------------   ---------------   ----------------

Total Capitalization and Liabilities                                         *                 *                 *
                                                                      ===============   ===============   ================

*   Confidential treatment requested.